UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2016

The Medicines Company

(Exact Name of Registrant as Specified in Charter)

Delaware	000-31191	04-3324394
(State or Other Jurisdiction of Incorporation)	(Commission	(IRS Employer
	File Number)	Identification No.)

8 Sylvan Way
Parsippany, New Jersey	07054
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (973) 290-6000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment to 2013 Stock Incentive Plan

On May 26, 2016, The Medicines Company (the “Company”) held its 2016 annual meeting of stockholders (the “Annual Meeting”), at which a quorum was present in person or by proxy. At the Annual Meeting, the Company’s stockholders approved an amendment to the Company’s 2013 Stock Incentive Plan (as amended, the “2013 Plan”), which increased the number of shares of the Company’s common stock, $0.001 par value per share (“Common Stock”), authorized for issuance thereunder from 18,842,134 to 21,142,134 shares. This amendment to the 2013 Plan had previously been approved by the Company’s board of directors, subject to stockholder approval.

Under the 2013 Plan, the Company is authorized to issue pursuant to awards granted under the 2013 Plan up to a total number of shares not to exceed 21,142,134 shares of Common Stock (subject to adjustment in the event of stock splits and other similar changes in capitalization or events), consisting of (x) 11,100,000 shares plus (y) 717,963 shares representing the number of shares of Common Stock that remained available for issuance under the Company’s Amended and Restated 2004 Stock Incentive Plan (the “2004 Plan”) as of May 30, 2013, the date the 2013 Plan was approved by the Company’s stockholders, plus (z) the number of shares of Common Stock subject to awards granted under the 2004 Plan which may expire, terminate or be surrendered, canceled, forfeited or repurchased by the Company.

The provisions of the 2013 Plan are described in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission (“SEC”) on April 26, 2016 (the “2016 Proxy Statement”) under “Proposal Three: Approval of our 2013 Stock Incentive Plan, as amended.” Such description of the 2013 Plan is qualified in its entirety by reference to the complete text of the 2013 Plan, as amended. The 2013 Plan was filed with the SEC as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2013, Amendment No. 1 to the 2013 Plan was filed with the SEC as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2014 and Amendment No. 2 to the 2013 Plan was filed with the SEC as an exhibit to the Company’s Current Report on Form 8-K filed on June 2, 2015. A copy of Amendment No. 3 to the 2013 Plan approved at the Annual Meeting is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Amendment to 2010 Employee Stock Purchase Plan

At the Annual Meeting, the Company’s stockholders approved an amendment to the Company’s 2010 Employee Stock Purchase Plan (as amended, the “2010 Plan”), which increased the number of shares of the Company’s Common Stock available for purchase thereunder from 1,000,000 to 2,000,000 shares. This amendment to the 2010 Plan had previously been approved by the Company’s board of directors, subject to stockholder approval.

Under the 2010 Plan, there are 2,000,000 shares of Common Stock (subject to adjustment in the event of stock splits and other similar changes in capitalization or events) available for purchase by eligible employees at a discount according to the terms of the 2010 Plan.

The provisions of the 2010 Plan are described in the 2016 Proxy Statement under “Proposal Four: Approval of our 2010 Employee Stock Purchase Plan, as amended.” Such description of the 2010 Plan is qualified in its entirety by reference to the complete text of the 2010 Plan, as amended. The 2010 Plan was filed as an exhibit to the Company’s Schedule 14A filed with the SEC on April 30, 2010. A copy of this amendment to the 2010 Plan is attached as Exhibit 10.2 hereto and is incorporated herein by reference.

Amended and Restated Employment Agreement

On May 26, 2016, the Company and Clive A. Meanwell, Chief Executive Officer of the Company, entered into an Amended and Restated Employment Agreement (the “Agreement”), amending Dr. Meanwell’s prior employment agreement entered into in 1996. The Agreement is on substantially the same terms as Dr. Meanwell’s existing employment arrangements. The initial term of the Agreement is through December 31, 2016, and renews automatically on a yearly basis unless either party provides written notice of non-renewal at least 90 days prior to the expiration of the then-current term. Consistent with the description of Dr. Meanwell’s compensation in the 2016 Proxy Statement, the Agreement provides for an annual base salary of $896,447, subject to upward adjustment in the discretion of the Company’s board of directors, and that Dr. Meanwell is eligible to receive an annual cash bonus targeted to be 100% of his annual base salary, subject to meeting company and personal performance goals determined at the discretion of the Company’s board of directors. The Agreement provides for the payment of accrued rights upon a termination and the payment of bonus earned but not yet paid prior to the termination date in the event of certain qualifying terminations. In the event of a termination by the Company without cause or Dr. Meanwell with good reason, Dr. Meanwell will be entitled to any payments or benefits provided pursuant to the provisions of the severance agreement between the Company and Dr. Meanwell, dated May 27, 2015, as amended December 18, 2015 (the forms of which are filed with the SEC as Exhibit 10.44 and Exhibit 10.46, respectively, to the Company’s annual report on Form 10-K for the period ended December 31, 2015). This description is qualified by its entirety by the complete text of the Agreement, a copy of which is attached as Exhibit 10.3 hereto and is incorporated herein by reference.

Item 5.03.                                        Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment to Third Amended and Restated Certificate of Incorporation, As Amended

At the Annual Meeting, the Company’s stockholders approved an amendment to the Company’s Third Amended and Restated Certificate of Incorporation, as amended (as amended, the “Certificate”) that provides for the phased declassification of the Company’s board of directors over a two-year period, which declassification will be completed upon the election of directors at the Company’s 2018 annual meeting of stockholders. This amendment to the Certificate had previously been approved by the Company’s board of directors, subject to stockholder approval.

On May 26, 2016, the Company filed with the Secretary of State of the State of Delaware a certificate of amendment of the Certificate (the “Certificate of Amendment”) to reflect the amendment, which became effective upon filing.

The amendment is described in the 2016 Proxy Statement under “Proposal Two: Approval of an Amendment to our Third Amended and Restated Certificate of Incorporation, as amended.” Such description of the amendment is qualified in its entirety by reference to the complete text of the Certificate of Amendment. A copy of the Certificate of Amendment is attached as Exhibit 3.1 hereto and is incorporated herein by reference.

Amendment to Second Amended and Restated Bylaws

Effective May 26, 2016, the Company’s Second Amended and Restated Bylaws were amended to conform to the amendment of the Certificate described above (as amended, the “Bylaws”). A copy of the amendment to the Bylaws is attached as Exhibit 3.2 hereto and is incorporated herein by reference.

Item 5.07.                                        Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s stockholders considered and voted on the following proposals, each of which is described in more detail in the 2016 Proxy Statement: (1) the election of three class I directors for terms to expire at the Company’s 2017 annual meeting of stockholders contingent upon the approval of proposal 2, provided that if proposal 2 is not approved, then to elect the three class I directors for terms to expire at the Company’s 2019 annual meeting of stockholders; (2) the approval of an amendment to the Certificate; (3) the approval of the 2013 Plan, as amended; (4) the approval of the 2010 Plan, as amended; (5) the approval, on an advisory basis, of the compensation of the Company’s named executive officers as presented in the 2016 Proxy Statement; and (6) the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered accounting firm for the current fiscal year.

The voting results at the Annual Meeting with respect to each of the matters described above were as follows:

1.              The Company’s stockholders voted to elect the following individuals as class I directors of the Company, each for a one-year term expiring in 2017, or until their successors have been duly elected and qualified:

	For	Against	Abstain	Broker Non-Votes
William W. Crouse	62,258,065	520,538	8,194	2,999,750
John C. Kelly	62,683,517	92,467	10,813	2,999,750
Hiroaki Shigeta	62,672,947	100,149	13,701	2,999,750

2.              The amendment to the Company’s Certificate to provide for the phased declassification of the Company’s board of directors was approved based upon the following votes:

For	Against	Abstain	Broker Non-Votes
62,343,705	424,828	18,264	2,999,750

3.              The 2013 Plan, as amended, was approved based upon the following votes:

For	Against	Abstain	Broker Non-Votes
50,667,853	12,103,739	15,205	2,999,750

4.              The 2010 Plan, as amended, was approved based upon the following votes:

For	Against	Abstain	Broker Non-Votes
62,329,793	376,831	80,173	2,999,750

5.              The Company’s executive compensation was approved, on an advisory basis, based upon the following votes:

For	Against	Abstain	Broker Non-Votes
60,767,785	1,997,807	21,205	2,999,750

6.              The independent registered public accounting firm for the current fiscal year was ratified based upon the following votes:

For	Against	Abstain	Broker Non-Votes
65,628,768	146,713	11,066	—

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                 Exhibits

3.1	Certificate of Amendment of the Third Amended and Restated Certificate of Incorporation
3.2	Amendment No. 1 to the Second Amended and Restated Bylaws
10.1	Amendment No. 3 to the 2013 Stock Incentive Plan
10.2	Amendment No. 1 to the 2010 Employee Stock Purchase Plan
10.3	Amended and Restated Employment Agreement between The Medicines Company and Clive Meanwell, dated May 26, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MEDICINES COMPANY

Date: June 1, 2016	/s/ Stephen M. Rodin
Stephen M. Rodin
Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit
Number	Description
3.1	Certificate of Amendment of the Third Amended and Restated Certificate of Incorporation
3.2	Amendment No. 1 to the Second Amended and Restated Bylaws
10.1	Amendment No. 3 to the 2013 Stock Incentive Plan
10.2	Amendment No. 1 to the 2010 Employee Stock Purchase Plan
10.3	Amended and Restated Employment Agreement between The Medicines Company and Clive Meanwell, dated May 26, 2016